As filed with the Securities and Exchange Commission on August 23, 2007
Registration Statement No. 333-144396

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to

Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

GENERAL NUTRITION CENTERS, INC.
As Issuer and Registrant of Debt Securities

SEE TABLE OF ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS
LISTED ON THE FOLLOWING PAGE

Delaware	5499	72-1575168
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(412) 288-4600
(Address, including zip code, and telephone number,
including area code, of registrants’ principal executive offices)

Mark L. Weintrub
Senior Vice President and Chief Legal Officer
General Nutrition Centers, Inc.
300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(412) 288-4600
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

With a copy to:
Michael A. Woronoff
Proskauer Rose LLP
2049 Century Park East, Suite 3200
Los Angeles, California 90067
(310) 557-2900

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant files a further amendment that specifically states that this Registration Statement will thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement becomes effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), determines.

EXPLANATORY NOTE
Registrant is filing this Amendment No. 2 to the registration statement for the sole purpose of filing Exhibit 23.2, which was inadvertently omitted from Amendment No. 1 of this registration statement. No further changes have been made to the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION CENTERS, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	Director, President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Norman Axelrod	Chairman of the Board of Directors

By:	* David B. Kaplan	Director

By:	* Jeffrey B. Schwartz	Director

By:	* Lee Sienna	Director

By:	* Josef Prosperi	Director

By:	* Michele J. Buchignani	Director

By:	Richard D. Innes	Director

By:	Carmen Fortino	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION INVESTMENT COMPANY

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GNC (CANADA) HOLDING COMPANY

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION DISTRIBUTION COMPANY

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION GOVERNMENT SERVICES, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION INTERNATIONAL, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GN INVESTMENT, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GNC US DELAWARE, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION SYSTEMS, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

INFORMED NUTRITION, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION CORPORATION

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION DISTRIBUTION, L.P.

By: General Nutrition, Incorporated, its general partner

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer of General Nutrition, Incorporated (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer of General Nutrition, Incorporated (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director of General Nutrition, Incorporated

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director of General Nutrition, Incorporated

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION, INCORPORATED

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

NUTRA MANUFACTURING, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GENERAL NUTRITION COMPANIES, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GNC CANADA LIMITED

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GNC FRANCHISING, LLC

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Manager

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Manager

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

NUTRA SALES CORPORATION

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GNC FUNDING, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, State of Pennsylvania, on the 23rd day of August, 2007.

GNC CARD SERVICES, INC.

By:	/s/ Curtis J. Larrimer
Name: Curtis J. Larrimer

Title:	Executive Vice President and Chief
Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities set forth opposite their names and on the date indicated above.

Signature		Title

By:	* Joseph Fortunato	President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

By:	* Joseph Fortunato	Director

By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Director

*By:	/s/ Curtis J. Larrimer Curtis J. Larrimer	Attorney-in-fact

INDEX TO EXHIBITS

3.1	Certificate of Incorporation of General Nutrition Centers, Inc. (the “Company”) (f/k/a Apollo GNC Holding, Inc.). (Incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-4 (File No. 333-114502) (the “Form S-4”), filed April 15, 2004.)
3.2	Certificate of Amendment of Certificate of Incorporation of the Company. (Incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.3	By-Laws of the Company. (Incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.4	Articles of Incorporation of General Nutrition, Incorporated, filed October 28, 2003. (Incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.5	By-laws of General Nutrition, Incorporated. (Incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.6	Articles of Incorporation of General Nutrition Corporation, filed October 28, 2003. (Incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.7	By-laws of General Nutrition Corporation. (Incorporated by reference to Exhibit 3.7 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.8	Articles of Incorporation of Nutra Manufacturing, Inc. (f/k/a Nutricia Manufacturing USA, Inc.), filed October 31, 2003. (Incorporated by reference to Exhibit 3.8 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.9	Amendment to Articles of Incorporation of Nutricia Manufacturing USA, Inc. (changing name to Nutra Manufacturing, Inc.), filed March 25, 2004. (Incorporated by reference to Exhibit 3.9 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.10	By-laws of Nutra Manufacturing, Inc. (Incorporated by reference to Exhibit 3.10 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.11	Certificate of Organization of GNC Franchising, LLC, filed December 31, 2003. (Incorporated by reference to Exhibit 3.11 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.12	Limited Liability Company Operating Agreement of GNC Franchising, LLC, dated January 1, 2004. (Incorporated by reference to Exhibit 3.12 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.13	Certificate of Incorporation of General Nutrition International, Inc. (f/k/a GND Investment Company), filed March 1, 1989. (Incorporated by reference to Exhibit 3.13 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.14	Certificate of Amendment to Certificate of Incorporation of GND Investment Company (changing name to General Nutrition International, Inc.), filed April 12, 1990. (Incorporated by reference to Exhibit 3.14 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.15	By-Laws of General Nutrition International, Inc. (Incorporated by reference to Exhibit 3.15 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.16	Articles of Incorporation of General Nutrition Investment Company, filed October 28, 2003. (Incorporated by reference to Exhibit 3.16 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.17	By-Laws of General Nutrition Investment Company. (Incorporated by reference to Exhibit 3.17 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.18	Certificate of Incorporation of General Nutrition Systems, Inc., dated September 21, 1999. (Incorporated by reference to Exhibit 3.18 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.19	By-Laws of General Nutrition Systems, Inc. (Incorporated by reference to Exhibit 3.19 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.20	Certificate of Incorporation of General Nutrition Distribution Company, filed September 29, 1992. (Incorporated by reference to Exhibit 3.20 to the Company’s Registration Statement on Form S-4, April 15, 2004.)

3.21	Certificate of Amendment to Certificate of Incorporation of General Nutrition Distribution Company (changing name to General Nutrition Services, Inc.), filed January 13, 1993. (Incorporated by reference to Exhibit 3.21 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.22	Certificate of Amendment to Certificate of Incorporation of General Nutrition Services, Inc. (changing name to General Nutrition Distribution Company), filed February 1, 1998. (Incorporated by reference to Exhibit 3.22 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.23	By-Laws of General Nutrition Distribution Company. (Incorporated by reference to Exhibit 3.23 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.24	Certificate of Incorporation of GNC, Limited (n/k/a GNC Canada Limited), filed April 3, 1996. (Incorporated by reference to Exhibit 3.24 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.25	Certificate of Amendment to Certificate of Incorporation of GNC, Limited (changing name to GNC Canada Limited), filed May 27, 2004. (Incorporated by reference to Exhibit 3.25 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.26	By-Laws of GNC Canada Limited. (Incorporated by reference to Exhibit 3.26 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.27	Certificate of Incorporation of GNC (Canada) Holding Company, filed April 3, 1996. (Incorporated by reference to Exhibit 3.27 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.28	By-Laws of GNC (Canada) Holding Company. (Incorporated by reference to Exhibit 3.28 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.29	Articles of Incorporation of Informed Nutrition, Inc., filed November 16, 1995. (Incorporated by reference to Exhibit 3.29 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.30	By-Laws of Informed Nutrition, Inc. (Incorporated by reference to Exhibit 3.30 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.31	Certificate of Incorporation of General Nutrition Government Services, Inc., filed August 14, 1996. (Incorporated by reference to Exhibit 3.31 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.32	Certificate of Amendment to Certificate of Incorporation of General Nutrition Government Services, Inc. (changing name to GN Government Oldco Services, Inc.), filed October 29, 2003. (Incorporated by reference to Exhibit 3.32 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.33	Certificate of Amendment to Certificate of Incorporation of GN Government Oldco Services, Inc. (changing name to General Nutrition Government Services, Inc.), filed November 7, 2003. (Incorporated by reference to Exhibit 3.33 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.34	By-Laws of General Nutrition Government Services, Inc. (Incorporated by reference to Exhibit 3.34 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.35	Certificate of Incorporation of GN Investment, Inc., filed October 29, 2003. (Incorporated by reference to Exhibit 3.35 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.36	By-Laws of GN Investment, Inc. (Incorporated by reference to Exhibit 3.36 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.37	Articles of Incorporation of Nutra Sales Corporation (f/k/a General Nutrition Sales Corporation), filed October 28, 2003. (Incorporated by reference to Exhibit 3.37 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.38	Amendment to Articles of Incorporation of General Nutrition Sales Corporation (changing name to Nutra Sales Corporation) filed September 20, 2004. (Incorporated by reference to Exhibit 3.38 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.39	By-Laws of Nutra Sales Corporation. (Incorporated by reference to Exhibit 3.39 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.40	Certificate of Incorporation of GNC US Delaware, Inc., filed October 29, 2003. (Incorporated by reference to Exhibit 3.40 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.41	By-Laws of GNC US Delaware, Inc. (Incorporated by reference to Exhibit 3.41 to the Company’s Registration Statement on Form S-4, April 15, 2004.)

3.42	Certificate of Limited Partnership of General Nutrition Distribution, L.P., filed January 28, 1998. (Incorporated by reference to Exhibit 3.42 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.43	Agreement of Limited Partnership of General Nutrition Distribution, L.P., dated January 27, 1998. (Incorporated by reference to Exhibit 3.43 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.44	Certificate of Incorporation of General Nutrition Companies, Inc., dated October 29, 2003. (Incorporated by reference to Exhibit 3.44 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.45	By-Laws of General Nutrition Companies, Inc. (Incorporated by reference to Exhibit 3.45 to the Company’s Registration Statement on Form S-4, April 15, 2004.)
3.46	Certificate of Incorporation of GNC Funding, Inc.*
3.47	By-Laws of GNC Funding, Inc.*
3.48	Articles of Incorporation of GNC Card Services, Inc.*
3.49	Regulations of GNC Card Services, Inc.*
4.1	Stockholders’ Agreement, dated November 10, 2006, by and among GNC Parent Corporation and certain stockholders.*
4.2	Supplemental Indenture, dated as of April 6, 2004, by and among GNC Franchising, LLC, the Company, the other Guarantors (as defined in the Indenture referred to therein) and U.S. Bank National Association, as trustee relating to the Company’s 8 1/2% Senior Subordinated Notes due 2010. (Incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
4.3	Form of 8 1/2% Senior Subordinated Note due 2010. (Incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
4.4	Indenture, dated as of January 18, 2005, by and among the Company, each of the Guarantors party thereto and U.S. Bank National Association, as trustee relating to the Company’s 8 5/8% Senior Notes due 2011. (Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, filed January 19, 2005.)
4.5	Form of 8 5/8% Senior Note due 2011. (Incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K, filed January 19, 2005.)
4.6	Supplemental Indenture, dated as of April 6, 2004, by and among GNC Franchising, LLC, the Company, the other Guarantors (as defined in the Indenture referred to therein) and U.S. Bank National Association, as trustee relating to the Company’s 8 1/2% Senior Subordinated Notes due 2010. (Incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
4.7	Second Supplemental Indenture, dated as of March 5, 2007, by and among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee relating to the Company’s 8 1/2% Senior Subordinated Notes due 2010.*
4.8	Supplemental Indenture, dated as of March 5, 2007, by and among the Company, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee relating to the Company’s 8 5/8% Senior Notes due 2011.*
4.9	Indenture, dated as of March 16, 2007, among General Nutrition Centers, Inc., the Guarantors named therein and LaSalle Bank National Association, as trustee, governing the Senior Floating Rate Toggle Notes due 2014.*
4.10	Form of Senior Floating Rate Toggle Note due 2014 (Incorporated by reference to Exhibit 4.9 above)
4.11	Indenture, dated as of March 16, 2007, among General Nutrition Centers, Inc., the Guarantors named therein and LaSalle Bank National Association, as trustee, governing the 10.75% Senior Subordinated Notes due 2015.*
4.12	Form of 10.75% Senior Subordinated Note due 2015 (Incorporated by reference to Exhibit 4.11 above)
4.13	Registration Rights Agreement, dated as of March 16, 2007, by and among General Nutrition Centers, Inc. and J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. with respect to the Senior Floating Rate Toggle Notes due 2014.*
4.14	Registration Rights Agreement, dated as of March 16, 2007, by and among General Nutrition Centers, Inc. and J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. with respect to the 10.75% Senior Subordinated Notes due 2014.*

5.1	Opinion of Proskauer Rose LLP (including the consent of such firm) regarding legality of securities being offered.*
10.1	Mortgage, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing, dated March 23, 1999, from Gustine Sixth Avenue Associates, Ltd., as Mortgagor, to Allstate Life Insurance Company, as Mortgagee. (Incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.2	Patent License Agreement, dated December 5, 2003, by and between N.V. Nutricia and General Nutrition Corporation. (Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.3	Patent License Agreement, dated December 5, 2003, by and between N.V. Nutricia and General Nutrition Investment Company. (Incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.4	Patent License Agreement, dated December 5, 2003, by and between N.V. Nutricia and General Nutrition Investment Company. (Incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.5	Patent License Agreement, dated December 5, 2003, by and between N.V. Nutricia and General Nutrition Corporation. (Incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.6	Know-How License Agreement, dated December 5, 2003, by and between N.V. Nutricia and General Nutrition Corporation. (Incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.7	Know-How License Agreement, dated December 5, 2003, by and between Numico Research B.V. and General Nutrition Investment Company. (Incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.8	Know-How License Agreement, dated December 5, 2003, by and between General Nutrition Corporation and N.V. Nutricia. (Incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.9	Patent License Agreement, dated December 5, 2003, by and between General Nutrition Investment Company and Numico Research B.V. (Incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.9	GNC Live Well Later Non-Qualified Deferred Compensation Plan. (Incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.10	GNC Corporation 2006 Stock Incentive Plan. (Incorporated by reference to Exhibit 10.21 to GNC Corp’s Registration Statement on Form S-1/A, filed July 28, 2006.)
10.11	GNC Parent Corporation 2006 Stock Incentive Plan.*
10.12	GNC Parent Corporation 2007 Stock Incentive Plan.*
10.13	Form of GNC Parent Corporation 2007 Stock Incentive Plan Non-Qualified Stock Option Agreement*
10.14	Form of GNC Parent Corporation 2007 Stock Incentive Plan Incentive Stock Option Agreement.*
10.15	Employment Agreement, dated as of December 22, 2005, by and among Centers, GNC and Robert J. DiNicola. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed December 22, 2005.)
10.16	Amended and Restated Employment Agreement, dated as of December 8, 2006, by and between the Company and Joseph Fortunato. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed December 8, 2006).
10.17	Employment Agreement, dated as of December 14, 2004, amended and restated as of March 14, 2005, by and between General Nutrition Centers, Inc., and Curtis Larrimer. (Incorporated by reference to Exhibit 10.1 the Company’s Form 8-K, filed March 14, 2005.)
10.18	Employment Agreement, dated as of December 14, 2004, by and between the Company and Tom Dowd.*
10.19	GNC/Rite Aid Retail Agreement, dated as of December 8, 1998, by and between General Nutrition Sales Corporation and Rite Aid Corporation.† (Incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on Form S-4, filed August 9, 2004.)

10.20		Amendment to the GNC/Rite Aid Retail Agreement, dated as of November 20, 2000, by and between General Nutrition Sales Corporation and Rite Aid Hdqtrs Corp.† (Incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on Form S-4, filed August 9, 2004.)
10.21		Amendment to the GNC/Rite Aid Retail Agreement dated as of May 1, 2004, between General Nutrition Sales Corporation and Rite Aid Hdqtrs Corp.† (Incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-4, filed August 9, 2004.)
10	.22.1	Form of indemnification agreement for directors. *
10	.22.2	Form of indemnification agreement for executive officers.*
10.23		Amended and Restated Stock Purchase Agreement, dated as of November 21, 2006, by and among GNC Parent and GNC Corp. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed November 28, 2006).
10.24		Management Services Agreement, dated as of December 5, 2003, by and among the Company, General Nutrition Centers Holding Company (n/k/a GNC Corp) and Apollo Management V, L.P. (Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.25		Management Services Agreement, dated as of March 16, 2007, by and between GNC Acquisition Holdings Inc. and the Company.*
10.26		Credit Agreement, dated as of December 5, 2003, by and among General Nutrition Centers Holding Company (n/k/a GNC Corporation (“GNC Corp”)), the Company, as borrower, the several other banks and other financial institutions or entities from time to time party thereto, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book runners, JPMorgan Chase Bank, as syndication agent, and Lehman Commercial Paper Inc., as administrative agent. (Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.27		First Amendment to the Credit Agreement, dated as of December 14, 2004, by and among GNC Corp, the Company, as borrower, the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to therein and Lehman Commercial Paper Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed December 16, 2004.)
10.28		Second Amendment to the Credit Agreement, dated as of May 25, 2006, by and among GNC Corp, the Company, as borrower, the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to therein and Lehman Commercial Paper Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed May 31, 2006.)
10.29		Guarantee and Collateral Agreement, dated as of December 5, 2003, made by General Nutrition Centers Holding Company (n/k/a GNC Corp), the Company and certain of its subsidiaries in favor of Lehman Commercial Paper Inc., as administrative agent. (Incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.30		Form of Intellectual Property Security Agreement, dated as of December 5, 2003, made in favor of Lehman Commercial Paper Inc., as administrative agent. (Incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-4, filed April 15, 2004.)
10.31		Credit Agreement, dated as of March 16, 2007, among GNC Corp., the Company, the lenders party thereto, J.P. Morgan Securities Inc. and Goldman Sachs Credit Partners L.P., as joint lead arrangers, Goldman Sachs Credit Partners L.P., as syndication agent, Merrill Lynch Capital Corporation and Lehman Commercial Paper Inc., as documentation agents and JPMorgan Chase Bank, N.A., as administrative agent.*
10.32		Guarantee and Collateral Agreement, dated as of March 16, 2007, by GNC Corp, the Company and the guarantors party thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent.*
10.33		Form of Intellectual Property Security Agreement, dated as of March 16, 2007, by GNC Corp, the Company and the guarantors party thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.32 above.)
10.34		Amended and Restated GNC/Rite Aid Agreement, dated as of July 31, 2007, by and between Nutra Sales Corporation (f/k/a General Nutrition Sales Corporation) and Rite Aid Hdqtrs. Corp.*†
12.1		Statement re: Computation of Ratio of Earnings to Fixed Charges*
21.1		Subsidiaries of the Company.*
23.1		Consent of Proskauer Rose LLP (included as part of its opinion filed as Exhibit 5 hereto)

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accountants for the Company
24.1	Powers of Attorney*
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of LaSalle Bank National Association with respect to the Indenture governing the Senior Floating Rate Toggle Notes due 2014.*
25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of LaSalle Bank National Association with respect to the Indenture governing the 10.75% Senior Subordinated Notes due 2015.*
99.1	Form of Letter of Transmittal*
99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*
99.3	Form of Letter to Clients*
99.4	Form of Notice of Guaranteed Delivery*

*	Previously filed.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the SEC.